Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of KT HIGH-TECH MARKETING, INC. (“Company”) on Form 10-Q for the quarter ending September 30, 2017, as filed with the Securities and Exchange Commission on the date hereof (“Report”), the undersigned, in the capacities and on the date indicated below, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 17, 2017	By	/s/ Michael Mo
Michael Mo
Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to KT High-Tech Marketing, Inc. and will be retained by KT High-Tech Marketing, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.